Exhibit 1

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Antonio Carlos Valente da Silva               General Taxpayers' Register:
                                                    371.560.557-04
Qualification: Member of the Board of Directors

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Biramar Nunes de Lima                        General Taxpayers' Register:
                                                   056.234.131-53
Qualification: Member of the Board of Directors


                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Carlos Eduardo da Silva Bessa                General Taxpayers' Register:
                                                   054.433.427-20
Qualification: Member of the Board of Directors

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Eggon Joao da Silva                          General Taxpayers' Register:
                                                   009.955.179-91
Qualification: Member of the Board of Directors

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative            Security                       Same kind         Total

    Share             Common               1,563           0.01          0.00
    Share             Common (1)         1,566,862         10.13         3.51
    Share             Preferred            91,408          0.31          0.20
    Share             Preferred (1)      1,768,172         6.06          3.96

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative            Security                       Same kind         Total

    Share             Common               1,563           0.01          0.00
    Share             Common (1)         1,566,862         10.13         3.51
    Share             Preferred            91,408          0.31          0.20
    Share             Preferred (1)      1,768,172         6.06          3.96

(1) Indirect participation through the company Weg S.A.

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Eliane Aleixo Lustosa Thompson-Flores        General Taxpayers' Register:
                                                   783.519.367-15

Qualification: Member of the Board of Directors

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Pedro Augusto Nardelli Pinto                General Taxpayers' Register:
                                                  028.921.461-00
Qualification: Member of the Board of Directors

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Sebastiao Jose Martins Soares                General Taxpayers' Register:
                                                   008.240.467-49
Qualification: Member of the Board of Directors

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total
   Share              COMMON                1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Luciano Carvalho Ventura                     General Taxpayers' Register:
                                                   018.153.854-72
Qualification: Member of the Audit Committee

                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative           Security                        Same kind         Total

   Share              Preferred              12          0.00            0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total

   Share              Preferred              12           0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

Name: Wang Wei Chang                               General Taxpayers' Register:
                                                   534.698.608-15
Qualification: Chief Financial Officer


                                 OPENING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative           Security                        Same kind         Total

   Share              Preferred              2           0.00            0.00

                                 CLOSING BALANCE

  Security/        Characteristic of       Number            % interest
  Derivative         Security                          Same kind         Total

   Share              Preferred              2           0.00          0.00

                                CONSOLIDATED FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

  MANAGEMENT AND        (X) BOARD OF DIRECTORS         ( ) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES

                                                      OPENING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total

      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96


                                                      CLOSING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total

      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96


(1) Indirect participation through the company Weg S.A.

                                CONSOLIDATED FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         ( ) EXECUTIVE     (X) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES

                                                      OPENING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total

      Share                                Preferred                                12             0.00          0.00


                                                      CLOSING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total

      Share                                Preferred                                12             0.00          0.00


                                CONSOLIDATED FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On June, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.

  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         (X) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES

                                                      OPENING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                 2             0.00          0.00
                                                      CLOSING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total

      Share                                Preferred                                 2             0.00          0.00
